

SilverBow Resources Corporate Presentation

November 2019

SilverBow RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated," "projected," "potential," "anticipated," "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: oil and natural gas price levels and volatility, our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; and other factors discussed in the Company's reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. For reconciliations of non-GAAP financial measures, see our website at www.sbow.com.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on the Company's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see appendix for a reconciliation of PV-10 to standardized measure.

SilverBow
RESOURCES®

SilverBow Investment Highlights

SBOW
LISTED
NYSE

Pure Play Eagle Ford E&P	Established operator with deep technical experience and in-basin knowledge
Exposure to Premium Markets	Competitive advantage from exposure to premium Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Balanced Commodity Mix	Growth in liquids inventory provides optionality in capital allocation based on prevailing prices
Returns Driven	Maximize return on capital investments through repeat execution and financial discipline

Unique upstream investment opportunity with a focus on long-term shareholder value

Company Overview

SilverBow
RESOURCES®

Strategic Aim
Targeted Results

SilverBow is an independent E&P Company focused exclusively in the oil and gas window of the Eagle Ford Shale


Dimmit
La Salle
Mc Mullen
Live Oak
Webb
Legend
SilverBow Acreage
New SilverBow Acreage

3Q19 Company Snapshot

Acreage	Production	Adj. EBITDA
~118,000 net acres	*239 MMcfe/d*	*$62.9 million*

Proved Reserves(1)	Production Mix	Free Cash Flow(2)
1,345 Bcfe	*72% Gas*	*$4.0 million*

Driving shareholder value and growth through an increasingly liquids levered portfolio and a conscious approach to reducing costs at all operational levels

(1) SEC proved reserves as of 12/31/18
(2) Refer to Non-GAAP reconciliation in Appendix for calculation of free cash flow

Third Quarter Highlights

3Q19 HIGHLIGHTS

Achieved positive free cash flow	*$4.0 million[(1)] in 3Q19*
Production of 239 MMcfe/d	*~2% growth Q/Q*
Exceeded oil production guidance	*~25% growth Q/Q*
Adj. EBITDA of $62.9 million	*~8% growth Q/Q*
Price realizations of 101% of WTI and 104% of HH	*Realized prices of $57.14/Bbl and $2.32/Mcf*
New ~16,000 net acre position leased in Dimmit County	*More than doubles oil inventory locations*

Peer-leading cost structure and increased liquids exposure led to positive free cash flow

(1) Refer to Non-GAAP reconciliation in Appendix for calculation of free cash flow

SBOW LISTED NYSE

What's Next: 4Q19 Preview & Preliminary 2020

LOOKING AHEAD

4Q19 Preview:

- Six-well pad in Webb County on track for initial production by year-end
    - *Targeting 75-100 MMcfe/d gross production*

Preliminary 2020:

- Reducing capex budget by > 30%
- 65% capex allocated to liquids targets
- 25%+ oil production growth
- Continued positive FCF generation
- Adj. EBITDA Margin > 75%
- Recycle Ratio > 2.0x

2020 BUDGET



Land
Other
Gas D&C
~90% D&C
Liquids D&C

Preliminary Budget:
$175-$195 MM

D&C Allocation:
65% Liquids, 35% Gas

KEY OBJECTIVES

1. **Focus** on highest return liquids projects
2. **Drive** peer-leading returns and capital efficiency
3. **Protect** liquidity and **maintain** flexible capex allocation

2020 targeting oil production growth, free cash flow generation and capital efficiency

Single Basin Focus with…

Key Themes

- Strategic focus on increasing liquids production from existing acreage while expanding drilling inventory through organic leasing campaign
- Flexibility to deploy capital across a balanced inventory of oil and gas locations
- Operational efficiencies driving lower drilling and completion costs per unit
- Competitive advantage from proximity to premium Gulf Coast pricing

Diversified Commodity Asset Base


35% Liquids Acreage
230+ Locations(1)
McMullen
Dimmit
La Salle
Live Oak
Duval
Webb
65% Gas Acreage
421 Locations
Legend

Growth in Liquids Production(2)


(Bbls/d)
(MMcfe/d)
200% Increase in Liquids
15,000
12,000
9,000
6,000
3,000
0
250
220
190
160
130
100
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2017
2018
2019
Oil
NGL
Total

Revenue Split by Commodity


($MM)
~20% Increase in Liquids Mix
$100
$75
$50
$25
$0
60%
50%
40%
30%
20%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2017
2018
2019
Liquids Revenue
Gas Revenue
% Revenue From Liquids

Increasing focus on liquids growth while building a well-balanced inventory to maintain optionality in a volatile commodity price environment

(1) DVO locations based on ~120 acres per well
(2) Total equivalent production shown on right axis

...Top-Tier Economics in Premier Location

World Class Gas Lifting Cost[1]


Differentials ($/Mcf)
Opex/Production ($/Mcfe)
D&C/EUR ($/Mcfe)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.32
$0.09
$0.73
$0.49
SilverBow
$1.37
($0.06)
$0.85
$0.58
Eagle Ford Gas
$1.93
$0.02
$1.36
$0.54
Haynesville
$2.58
$0.52
$1.67
$0.39
Appalachia

Sources of Demand Growth


Significant Existing
Midstream Infrastructure
Petrochemical Complex
+0.5 Bcf/d in 2019
LNG Exports
+4-5 Bcf/d in 2019 & 2020
Mexico Exports
+1-3 Bcf/d in 2019 & 2020

2018 Natural Gas Pricing & Differentials


Rockies
$2.38
($0.71)
Marcellus
$2.57
($0.52)
Panhandle
$2.47
($0.62)
$2.20
($0.89)
San Juan
Transco
$3.07
($0.02)
$1.63
($1.46)
Waha
Legend
Price
Diff.
HSC
$3.15
$0.06
Henry Hub
$3.09

2018 Texas Gulf Coast Oil Differentials


Cushing (WTI)
Midland
Texas
LLS
Eagle Ford Shale
MEH
Differentials to WTI
-$10
$0
$10
-$6.51
Midland
LLS
+$4.91
MEH
+$4.23

Gulf Coast markets yielding $0.60/Mcf to $1.50/Mcf higher net backs

All crude oil production priced at Gulf Coast premiums with no transportation constraints

Sources: Company disclosure, Wood Mackenzie, Platt's Inside GMR vs. Henry Hub information, EIA 2019 Annual Energy Outlook and J.P. Morgan
(1) SBOW information as of 3Q19. Operating expenses include lease operating expenses, transportation and processing and production taxes

Premiere Company in SMID Cap E&P Space

SBOW
LISTED
NYSE

RETURNS & MARGINS

#2 LTM Adj. EBITDA Margin

#3 3-Year Avg. ROCE

A truly value-focused company, demonstrating one of the highest peer margins and a robust return on capital

COST STRUCTURE

#1 Cash G&A Expense

#2 All-in Cash Operating Costs

Peer-leader in corporate overhead, committed to reducing operating costs across all aspects of the business

GROWTH

#2 Production

#3 LTM Adj. EBITDA

Continue to grow production volumes, and subsequently, Adj. EBITDA, organically as percentage of liquids mix increases

EXPANSION

#2 Undeveloped Reserves

#3 Full-Cycle Breakeven Cost

Focusing on highest return opportunities keeping breakeven costs low and expanding a balanced portfolio of opportunities

SBOW stands out among its SMID cap peers across a wide range of metrics

Source: Company filings and press releases
Note: Metrics as of 2Q19 unless otherwise noted. Peers based on public, U.S. onshore E&P companies with < $1.0 BN enterprise value
Peers (in alphabetical order) include: AREX, AXAS, BCEI, CHAP, EPM, ESTE, GDP, LLEX, LONE, MCF, MR, PVAC, REI, ROSE, SD, SEA-AU

Peer-Leading Returns & Cost Structure

SBOW
LISTED
NYSE

RETURNS & MARGINS

LTM Adj. EBITDA Margin



100%
80%
60%
40%
20%
0%
74%
Peer H
SBOW
Peer D
Peer J
Peer E
Peer A
Peer G
Peer M
Peer B
Peer C
Peer K
Peer L
Peer O
Peer P
Peer I
Peer F
Peer N

3-Year Avg. ROCE(1)



25%
20%
15%
10%
5%
0%
15%
Peer O
Peer A
SBOW
Peer L
Peer B
Peer G
Peer D
Peer M
Peer H
Peer C
Peer N
Peer E
Peer F
Peer K

COST STRUCTURE

Cash G&A Expense



($/Mcfe)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.23
SBOW
Peer M
Peer C
Peer A
Peer L
Peer N
Peer E
Peer H
Peer G
Peer K
Peer J
Peer D
Peer B
Peer F
Peer P
Peer O
Peer I

All-in Cash Operating Costs(2)



($/Mcfe)
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.95
Peer C
SBOW
Peer M
Peer J
Peer D
Peer G
Peer E
Peer A
Peer N
Peer P
Peer L
Peer B
Peer K
Peer H
Peer F
Peer I
Peer O

Source: Company filings and press releases, FactSet

Note: Metrics as of 2Q19 unless otherwise noted. Peers based on public, U.S. onshore E&P companies with < $1.0 BN enterprise value. Red dotted line indicates peer average

Peers (in alphabetical order) include: AREX, AXAS, BCEI, CHAP, EPM, ESTE, GDP, LLEX, LONE, MCF, MR, PVAC, REI, ROSE, SD, SEA-AU

(1) ROCE = EBIT / (Total Debt + Shareholders' Equity). 2019E EBIT based on consensus estimates, 2019 balance sheet based on latest available filing. Excludes peers with negative values

(2) All-in Cash Operating Costs comprised of LOE, Cash G&A, T&P and Production Taxes

Top Quartile Metrics & High Quality Inventory

GROWTH


Production
(MMcfe/d)
600
500
400
300
200
100
0
235
Peer C
SBOW
Peer N
Peer G
Peer A
Peer M
Peer K
Peer D
Peer F
Peer E
Peer B
Peer H
Peer J
Peer L
Peer P
Peer I
Peer O


LTM Adj. EBITDA
($MM)
$375
$300
$225
$150
$75
$0
$213
Peer C
Peer A
SBOW
Peer D
Peer G
Peer K
Peer E
Peer N
Peer H
Peer F
Peer B
Peer L
Peer M
Peer J
Peer I
Peer P
Peer O

EXPANSION


Undeveloped Reserves(1)
(Bcfe)
1,500
1,200
900
600
300
0
790
Peer C
SBOW
Peer J
Peer A
Peer B
Peer G
Peer N
Peer E
Peer F
Peer M
Peer L
Peer H
Peer I
Peer K
Peer D
Peer P
Peer O


Full-Cycle Breakeven Cost(2)
($/Mcfe)
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$2.53
Peer C
Peer M
SBOW
Peer G
Peer N
Peer K
Peer L
Peer P
Peer B
Peer A
Peer O
Peer D
Peer H
Peer E
Peer F
Peer J
Peer I

Source: Company filings and press releases, FactSet
Note: Metrics as of 2Q19 unless otherwise noted. Peers based on public, U.S. onshore E&P companies with < $1.0 BN enterprise value. Red dotted line indicates peer average
Peers (in alphabetical order) include: AREX, AXAS, BCEI, CHAP, EPM, ESTE, GDP, LLEX, LONE, MCF, MR, PVAC, REI, ROSE, SD, SEA-AU
(1) SEC reserves data as of 12/31/18
(2) Full-Cycle Breakeven Cost = Cash Operating Expenses + Interest Expense + 2-Year Average DD&A

Culture of Cost Reduction and Margin Expansion

SBOW LISTED NYSE

RETURNS & MARGINS



Adj. EBITDA Margin
90%
75%
60%
45%
30%
15%
0%
70%
67%
65%
73%
75%
73%
74%
75%
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Adj. EBITDA Margin



Recycle Ratio
($/Mcfe)
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
-
$5.00
$4.00
$3.00
$2.00
$1.00
-
$3.60
$3.65
$3.53
$3.68
$4.23
$3.72
$3.49
$3.27
2.8x
2.7x
2.7x
2.6x
3.0x
2.4x
2.3x
2.1x
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Recycle Ratio
Revenue ($/Mcfe)

COST STRUCTURE



Cash G&A Expense
($/Mcfe)
($/Mcfe)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.50
$0.40
$0.30
$0.20
$0.10
-
$0.30
$0.29
$0.31
$0.22
$0.19
$0.24
$0.23
$0.20
$5.0
$4.2
$4.5
$3.9
$4.0
$4.6
$5.0
$4.5
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
Cash G&A
$/Mcfe



All-in Cash Operating Costs
($/Mcfe)
$1.50
$1.00
$0.50
$0.00
$1.07
$1.19
$1.12
$0.95
$0.93
$1.01
$0.95
$0.94
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
LOE
T&P
Production Taxes
Cash G&A

Focused on lowering costs and expanding margins

Proven Track Record of Growth & Expansion

SBOW LISTED NYSE

GROWTH

Production


(MMcfe/d)
(% Liquids)
300
250
200
150
100
50
0
25%
20%
15%
10%
5%
0%
18%
17%
16%
23%
232
228
122
143
183
2016
2017
2018
2019E
Actuals
Low Guidance
High Guidance
% Liquids

Adj. EBITDA


($MM)
($/Mcfe)
$250
$200
$150
$100
$50
$0
$3.00
$2.50
$2.00
$1.50
$1.00
$1.44
$2.33
$2.52
$2.77
$64
$122
$168
$232
2016
2017
2018
LTM 3Q19
Adj. EBITDA
$/Mcfe

EXPANSION

Inventory(1)


(Acres)
(Locations)
125,000
100,000
75,000
50,000
25,000
0
1,000
750
500
250
0
~65,000
~101,000
~100,000
~118,000
487
712
667
794
2016
2017
2018
2019
Net Acres
Drilling Locations

Reserves & PV-10(2)


(Bcfe)
($MM)
1,500
1,250
1,000
750
500
250
0
$1,500
$1,250
$1,000
$750
$500
$250
$0
744
1,024
1,345
$442
$805
$1,128
2016
2017
2018
Reserves
PV-10

Building value across the organization

(1) Gross locations are operated lease acreage and classified as proven undeveloped, probable and contingent. Not all acreage may be prospective

(2) Reserves and PV-10 as of 12/31/18 using SEC pricing

SBOW LISTED NYSE

Strong Well Results Across Acreage Position

1 JRED
Single Well (DVO)
30-day rate: 586 Boe/d
81% Liquids

2 JRED
Single Well (DVO)
30-day rate: 534 Boe/d
84% Liquids

3 Briggs-Knolle
1 Well Pad (Artesia)
30-day rate: 796 Boe/d
73% Liquids

4 Briggs
3 Well Pad (Artesia)
30-day rate: 2,930 Boe/d
75% Liquids

5 Knolle
3 Well Pad (Artesia)
30-day rate: 3,452 Boe/d
61% Liquids

6 Evans
4 Well Pad (Artesia)
30-day rate: 3,340 Boe/d
51% Liquids



Zavala
Frio
Atascosa
Dimmit
La Salle
McMullen
Live Oak
Webb
0 10 20 40 Miles

7 Hayes
2 Well Pad (AWP)
30-day rate: 2,560 Boe/d
85% Liquids

8 SMR
2 Well Pad (AWP)
30-day rate: 1,172 Boe/d
91% Liquids

9 SMR
2 Well Pad (AWP)
30-day rate: 1,850 Boe/d
95% Liquids

1 RB
3 Well Pad (Rio Bravo)
30-day rate: 22.8 MMcfe/d
100% Gas

2 RB
Single Well (Rio Bravo)
30-day rate: 10.1 MMcfe/d
100% Gas

3 Bracken
2 Well Pad (AWP)
30-day rate: 18.7 MMcfe/d
87% Gas

Focused on creating value across the Western Eagle Ford

La Salle Condensate Area

SBOW
LISTED
NYSE

Commentary

- Added 3 Briggs wells, 3 Knolle wells, 1 Briggs-Knolle well and 4 Evans wells in liquids rich window in 2019
- Specific targeting of 30 foot brittle zone in LEF
- Increasing proppant loading while tailoring fluid systems to optimize SRV
- Managing pressure depletion and drawdown with well specific choke management
- Added acreage in northern Artesia in higher oil yield area
- Several locations in SW Artesia to benefit from existing infrastructure thus reducing capex requirements

La Salle Condensate Area Wells


KNOLLE EF 1H
KNOLLE EF 2H
KNOLLE EF 3H
BRIGGS KNOLLE A 1H
BRIGGS EF 1H
BRIGGS EF 2H
BRIGGS EF 3H
West
La Salle
East

West Oil Cumulative Production[1]


BRIGGS KNOLLE A 1H
KNOLLE EF 1H
KNOLLE EF 2H
KNOLLE EF 3H
Historical
Average Historical
Cumulative Oil Produced (Mbbl)
Days Online
130%
130%
63%

East Oil Cumulative Production[1][2]


BRIGGS EF 1H
BRIGGS EF 2H
BRIGGS EF 3H
Historical
Average Historical
Cumulative Oil Produced (Mbbl)
Days Online
200%
155%

(1) Production normalized to 7,500'
(2) Early flowback/cleanup production data not shown (0-50 days)

McMullen Oil Area

Commentary

- Added 2 SMR wells and 2 Hayes wells in 2019
- Specific targeting of 30 foot brittle zone in LEF
- Successfully testing downspacing/stagger on SMR lease
- Recently added Kuykendall lease and will utilize lessons learned from surrounding area to increase location count
- Will drill and complete 2 North AWP wells
- Both planning to be 10,500 foot laterals
- Will derisk 17 additional locations
- Newer wells utilizing above techniques are demonstrating an estimated 25%-30% increase in EURs

McMullen Oil Area Wells


SMR EF 20H
SMR EF 21H
HAYES EF A 7H
HAYES EF B 8H
McMullen
Kuykendall
Hayes
SMR
North-AWP

Hayes Oil Cumulative Production(1)(2)


HAYES EF A 7H
HAYES EF B 8H
Historical
Average Historical
42%
21%
Cumulative Oil Produced (Mbbl)
90
80
70
60
50
40
50
70
90
110
130
150
170
190
Days Online

SMR Oil Cumulative Production(1)(2)


SMR EF 20H
SMR EF 21H
SMR Historical
Average Historical
72%
Cumulative Oil Produced (Mbbl)
200
150
100
50
50
100
150
200
250
300
Days Online

(1) Production normalized to 7,500'
(2) Early flowback/cleanup production data not shown (0-50 days)

Expanding Liquids Footprint: Dimmit Volatile Oil

Rapidly Moving From Exploration to Development

- **Established Position:** Acquired ~16,000 net acres at low cost entry point with >750 gross MMBbls of estimated oil in place across acreage
- **Delineation:** Drilled first two wells, each with IP-30 rates of ~550 Boe/d and greater than 80% liquids mix
- **Optimization:** 2020 planned well located in deeper, higher pressure regions of the reservoir. Targeting well costs of less than $4 million
- **Development:** Opportunity to deploy latest generation, high intensity fracs and co-develop stacked pay zones

West Dimmit Leasehold Map


Dimmit
DVO
15,824 Net Acres
Maverick
Freedom
MURPHY
CHESAPEAKE
Protégé Energy III LLC
LONESTAR
SANCHEZ
SANCHEZ
CHESAPEAKE
Legend
SBOW Position
Offset Wells
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

Cross Section From Dimmit to LaSalle


Dimmit
La Salle
Upper EF
Lower EF
Buda
GR
ILD(RT)
PHIE
~200'
~130'
-300-
-200-
-100-
-000-

Operational Execution – Drilling Metrics

SBOW
LISTED
NYSE

Drilling Cost Efficiencies
Cost per Lateral Ft.[1]



$362
$283
2018
YTD 2019

Drilling Faster
Lateral Ft. Drilled per Day[2]



666
537
2018
YTD 2019

Decrease in Drill Costs (YTD 2019 / 2018)	-22%
Increase in Lateral Feet Drilled per Day (YTD 2019 / 2018)	+24%

Note: For each time period, includes all wells whose rig release occurred during that quarter or year (as appropriate)
(1) Cost to drill per day, from spud to rig release
(2) Total lateral drilled per day, spud to rig release

Operational Execution – Completion Metrics

Completion Cost Efficiencies
Completion Costs ($MM)(1)


$5.1
$3.7
2018
YTD 2019

Completing Faster
Stages Completed per Day(2)


4.4
7.2
2018
YTD 2019

Completing Faster
CLAT Completed per Day(3)


878
1,385
2018
YTD 2019

More Proppant Per Day
Proppant Pump per Day (1000 #)(4)


2,312
3,556
2018
YTD 2019

Decrease in Completion Cost (YTD 2019 / 2018)	-26%
Increase in Number of Stages per Day (YTD 2019 / 2018)	+64%
Increase in CLAT Completed per Day (YTD 2019 / 2018)	+58%
Increase in Total Proppant Pumped per Day (YTD 2019 / 2018)	+54%

(1) Costs includes toe prep, stimulation, drill-out, tubing install and flowback.
(2) Stages completed per day per pad, frac start to frac end
(3) CLAT stimulated per day per pad
(4) Average amount of proppant pumped per day, per pad (thousand of #s pumped)

Why SilverBow: Value Proposition

SBOW
LISTED
NYSE


Pure Play
Eagle Ford E&P
Increasing Liquids
Leverage
SilverBow
RESOURCES®
Focus on Costs &
Margins
Exposure to
Premium Markets
Returns Driven

Unique upstream investment opportunity with a focus on long-term shareholder value


Appendix

2019 Key Objectives & Highlights

SBOW LISTED NYSE

	Key Objectives	Key Highlights
1 Free Cash Flow Generation	▪ Expand Adj. EBITDA margin with disciplined approach to production growth ▪ Target free cash flow positive in 2H19 ▪ Target FY19 production growth > 25%[1]	✓ 75% Adj. EBITDA margin for 3Q19, up from 71% for FY18 ✓ $4.0 million of cash flow for 3Q19 ✓ ~25% oil production growth Q/Q, ~20% increase in liquids production
2 Corporate Efficiency	▪ All-in cash OPEX of < $1.00/Mcfe[1] ▪ Optimize completions and production techniques ▪ Reduce cycle times	✓ 3Q19 LOE of $0.25/Mcfe ✓ 3Q19 all-in cash OPEX of $0.94/Mcfe[2] ✓ 64% improvement in stages per day 2019 YTD compared to full-year 2018
3 Portfolio Expansion	▪ Continue low-cost drilling on core acreage ▪ Increase liquids production as a percentage of overall portfolio ▪ Opportunistically acquire and/or lease acreage at attractive full cycle economics	✓ 21 net wells drilled to date; actively testing landing targets and stimulation designs ✓ Added ~16,000 net acres in the volatile oil window of Dimmit County ✓ Added 1,000 net acres offsetting Fasken with 12 high-return, long-lateral locations
4 Balance Sheet Strength	▪ Total Debt / Adj. EBITDA ratio of < 2.25x ▪ Fully funded capital program of $255-$260 million; No near-term maturities ▪ Continue active hedging program	✓ $400 million borrowing base and $121 million of liquidity[3] ✓ Total Debt / LTM Adj. EBITDA[4] = 2.1x ✓ 49% of 2020 gas hedged at $2.66/Mcf[1] ✓ 73% of 2020 oil hedged at $56.30/Bbl[1]

(1) Based on midpoint of 2019 guidance
(2) All-in operating expenses comprised of lease operating expenses, cash general and administrative expenses, transportation and processing expenses and production taxes
(3) Cash and credit facility borrowings outstanding as of 9/30/19; liquidity reflects credit facility availability under Fall 2019 Recommendation
(4) Last 12 months as of 9/30/19

Financial Discipline is Integral to Strategy

- **Preserve financial flexibility**
  - Strong liquidity position: ~$121 million[(1)]
  - Active hedge program to protect cash flows
  - No near-term maturities
- **Relentless focus on driving down costs**
  - Monetized non-core assets to further streamline operations
- **Disciplined capital allocation**
  - Focused on full-cycle returns
  - Debt-adjusted production growth
  - Well prepared with scenario planning across wide range of pricing and operational performance
- **Conservative target leverage**
  - Total Debt / LTM Adj. EBITDA[(3)]: 2.1x

NYSE Symbol	SBOW
Share Price (11/5/19)	$10.68
Shares Outstanding	11.784
Equity Market Capitalization	$125.9
Plus: Revolving Credit Facility[(2)]	$282.0
Plus: Second Lien[(2)]	200.0
Less: Cash[(2)]	2.9
Enterprise Value	$605.0


$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Undrawn
$282
Credit Facility
$200
2nd Lien
2019
2020
2021
2022
2023
2024
2025

Fully funded capital program using cash flows from operations and borrowings under revolving credit facility

Note: All values in millions, except per share value amounts
(1) Cash and credit facility borrowings as of 9/30/19; liquidity reflects credit facility availability under Fall 2019 redetermination
(2) As of 9/30/19
(3) Last 12 months as of 9/30/19

Hedging Summary[1]

- SilverBow actively hedges expected production to protect project returns and support planned capital expenditures
  - Bias towards swaps and collars
- Hedge volumes for balance of 2019 cover 67% of 2019 production guidance midpoint
- NGL hedge volumes are 1,957 Bbls/d for 4Q19

	2019	2020	2021
Wtd Avg NYMEX Gas Price	$2.89	$2.66	$2.29
Wtd Avg NYMEX Oil Price	$59.57	$56.30	$56.08
Wtd Avg Mount Belvieu NGL Price	$27.93	N/A	N/A

Natural Gas Hedging[2]


(Mcf/d)
($/Mcf)
150,000
125,000
100,000
75,000
50,000
25,000
0
$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2019
2020
2021
Hedge Volume
Hedge Price

Oil Hedging


(Bbls/d)
($/Bbl)
3,600
3,000
2,400
1,800
1,200
600
0
$70
$65
$60
$55
$50
$45
$40
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2019
2020
2021
Hedge Volume
Hedge Price

(1) Hedge information as of 9/30/19. The above analysis assumes 1 Mcf equals 1 MMBtu
(2) Includes 1Q21 collars consisting of 48,387 Mcf/d with $2.50/Mcf Floor and $3.52/Mcf Ceiling and 2Q21 collars consisting of 41,659 Mcf/d with $2.20/Mcf Floor and $2.75/Mcf Ceiling

2019 Guidance

SBOW
LISTED
NYSE

	ACTUAL					GUIDANCE	
	4Q18	FY18	1Q19	2Q19	3Q19	4Q19	FY19
Production Volumes:							
Oil (Bbls/d)	2,340	1,886	2,850	4,449	5,496	4,600 - 4,700	4,300 - 4,400
Gas (MMcf/d)	191	155	177	180	173	168 - 176	175 - 177
NGL (Bbls/d)	3,586	3,076	3,542	4,664	5,511	4,850 - 4,950	4,600 - 4,700
Total Reported Production (MMcfe/d)	**227**	**185**	**215**	**235**	**239**	225 - 234	228 - 232
% Liquids	*16%*	*16%*	*18%*	*23%*	*28%*	*25%*	*23%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	$2.38	$1.16	$2.06	$1.81	$0.70	($2.00) - ($1.00)	NA
Natural Gas NYMEX Differential ($/Mcf)	$0.20	$0.15	$0.08	$0.02	$0.09	($0.10) - ($0.04)	NA
Natural Gas Liquids (% of WTI)	39%	39%	35%	24%	21%	23% - 27%	NA
Costs and Expenses							
Lease Operating Expenses ($/Mcfe)	$0.23	$0.26	$0.27	$0.23	$0.25	$0.23 - $0.27	$0.24 - $0.26
Transportation and Processing ($/Mcfe)	$0.35	$0.35	$0.33	$0.31	$0.31	$0.31 - $0.35	$0.31 - $0.33
Production Taxes (% of Revenue)	3.7%	4.4%	4.6%	5.3%	5.2%	5.0% - 6.0%	5.0% - 5.5%
Cash G&A ($MM)	$4.0	$16.6	$4.6	$5.0	$4.5	$4.8 - $5.2	$18.5 - $19.5
DD&A Expense ($/Mcfe)	$1.10	$1.01	$1.13	$1.12	$1.13	$1.12 - $1.17	$1.12 - $1.16
Cash Interest Expense ($MM)	$7.2	$25.7	$8.4	$9.0	$9.0	$8.5 - $9.5	NA

Note: Table represents as-reported figures

Capital Structure

SBOW
LISTED
NYSE

- **Revolving Credit Facility (due 2022)**
  - $400 million borrowing base
  - $282 million outstanding
  - LIBOR + 2.00%-3.00%
  - 12 banks led by J.P. Morgan
  - Total Debt / LTM Adj. EBITDA < 4.0x
- **Second Lien Facility (due 2024)**
  - $200 million outstanding
  - LIBOR + 7.50%
  - NC2, 102, 101, Par
  - Total Debt / LTM Adj. EBITDA < 4.5x
- **Common Equity**
  - Stock symbol is "SBOW" and is listed on the NYSE
  - 11.784 million shares outstanding as of 11/1/19

Adjusted EBITDA & Free Cash Flow Reconciliation

SBOW
LISTED
NYSE

($000s, except per unit metrics)	2018		2019		
	4Q	FY	1Q	2Q	3Q
Net Income	**$56,751**	**$74,615**	**$16,053**	**$64,704**	**$27,651**
Adjustments to EBITDA					
DD&A	23,041	68,035	21,805	24,029	24,937
Accretion of ARO	88	419	83	86	88
Interest, net	7,979	27,666	8,759	9,306	9,435
Derivative (Gain) / Loss	(20,930)	9,777	4,022	(24,925)	(13,409)
Derivative Cash Settlements	(12,523)	(19,060)	1,047	4,319	11,407
Income Tax Expense / (Benefit)	379	928	232	(20,735)	1,039
Non-cash Equity Compensation	1,739	5,980	1,692	1,648	1,752
Adjusted EBITDA	**$56,524**	**$168,360**	**$53,693**	**$58,432**	**$62,900**
Interest, net	($7,979)	($27,666)	($8,759)	($9,306)	($9,435)
Capital Expenditures	(94,582)	(308,553)	(88,246)	(69,714)	(49,459)
Current Income Tax Expense	(53)	(53)	(97)	(131)	(41)
Free Cash Flow	**($46,090)**	**($167,912)**	**($43,409)**	**($20,719)**	**$3,965**
Adjusted EBITDA per Mcfe	*$2.71*	*$2.49*	*$2.77*	*$2.73*	*$2.82*
Adjusted EBITDA Margin[(1)]	*75%*	*71%*	*73%*	*74%*	*75%*

Note: Table represents as-reported figures
(1) Adjusted EBITDA Margin = Adjusted EBITDA / (Oil and Gas Sales + Derivative Cash Settlements Collected or Paid)

Reconciliation of PV-10 to Standardized Measure

SBOW
LISTED
NYSE

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2018 is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2018 average adjusted prices after differentials were $3.04 per Mcf of natural gas, $66.96 per barrel of oil, and $26.63 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely-used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2018)	2018
Standardized Measure of Discounted Future Net Cash Flows	$994
Future income taxes (discounted at 10%)	134
SEC PV-10 Value	**$1,128**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

Corporate Information







CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Senior Manager – Finance & Investor Relations
(281) 423-0314
IR@sbow.com